Subsequent events	6 Months Ended
Jun. 30, 2019
Subsequent Events Disclosure [Abstract]
Subsequent events
Subsequent events

On July 12, 2019, the Company sold the VLCC V.K. Eddie (2005 - 305,261 dwt), for USD 38.0 million. This vessel was accounted for as a non-current asset held for sale as at June 30, 2019, and had a carrying value of USD 23.2 million at that time. The vessel was delivered to its new owner on August 5, 2019. Taking into account USD 0.4 million of costs to sell (sales commissions), the gain on the sale of this vessel is USD 14.4 million. This gain will be recorded upon delivery of the vessel and will therefore be recorded in the third quarter of 2019 (see Note 8).

On August 28, 2019, the Group entered into a USD 700.0 million senior secured amortizing revolving credit facility with a syndicate of banks. The facility is available for the purpose of (i) refinancing 13 vessels which are currently financed under the USD 633.0 million senior secured loan facility, as well as (ii) Euronav’s general corporate and working capital purposes. The credit facility will mature on January 31, 2026 and carries a rate of Libor plus a margin of 195bps.